EXHIBIT 10.7.1

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT, dated as of June 9, 2017 (the “Amendment”), is made by and among CO-DIAGNOSTICS, INC., a Utah corporation (and together with all of its current and future, direct and/or indirect, wholly owned and/or partially owned Subsidiaries, collectively, the “Company”) and each purchaser identified on the signature pages hereto (the “Purchasers” and each a “Purchaser”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement (as defined below),

RECITALS

A. Reference is made to that certain Securities Purchase Agreement, dated as of December 12, 2016 by and among the Company and the Purchasers (the “Securities Purchase Agreement”), the Security and Pledge Agreement, the Notes and the Warrants;

B. The Company and the Purchaser desire to amend the Purchaser’s rights under the Securities Purchase Agreement, the Note, the Security and Pledge Amendment and the Warrant by extending the Maturity Date to June 30, 2017 and waive any and all defaults under the Transaction Documents relating to payment of the Principal Amount of the Notes until the Maturity Date.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1. AMENDMENTS.

(a) Notes. The Maturity Date of the Notes shall be extended from June 12, 2017 to June 30, 2017.

(b) Transaction Documents. The Purchasers shall waive any and all defaults under the Transaction Documents related to the payment of the Principal Amount of the Notes until the Maturity Date.

(c) Warrant Issuances. As of the execution of this Amendment by each Purchaser, the Company shall deliver to each Purchaser an additional warrant to purchase 50% of each Purchaser’s Warrant Shares.

(d) Ratification. Except as otherwise expressly provided herein, the Notes and each other Transaction Document, are, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

(e) Conflicts. In the event of any conflict between: (i) this Amendment; and (ii) the Transaction Documents, this Amendment shall control.

1

2. REPRESENTATIONS, AMENDMENTS, WARRANTIES AND COVENANTS.

(a) Purchaser Representations, Warranties and Covenants. The Purchaser hereby represents and warrants to the Company that:

(i) Authorization; Enforcement; Validity. The Purchaser has the power and authority to execute and deliver this Amendment and perform its obligations hereunder; and this Amendment and the transactions contemplated hereby have been duly authorized by the Purchaser. This Amendment has been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(ii) No Conflicts. The execution, delivery and performance by the Purchaser of this Amendment and the consummation by the Purchaser of the transactions contemplated hereby will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Amendment, indenture or instrument to which the Purchaser is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (i) and (ii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(b) Company Representations, Warranties and Covenants. The Company hereby represents, warrants, agrees and covenants, as applicable, to and with the Purchaser that:

(i) Organization. Company is duly organized, validly existing and in good standing under the laws of the state of their respective organization and are duly qualified and in good standing or has applied for qualification as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

(ii) Authorization; No Conflict. The Company has the power and authority to execute and deliver this Amendment and perform its obligations hereunder; and this Amendment and the transactions contemplated hereby have been duly authorized by the Company. This Amendment has been duly and validly authorized, executed and delivered on behalf of the Company and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Company of this Amendment and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Amendment, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Company, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

2

3. MISCELLANEOUS.

(a) Counterparts; Signatures. This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Amendment may be executed by original signature or electronic signature.

(b) Entire Agreement. This Amendment contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and therein and supersedes all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of this Amendment. The Purchasers make no covenants to Company, including, but not limited to, any commitments to provide any additional financing to Company.

(c) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED EXCLUSIVELY IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS.

3

IN WITNESS WHEREOF, the Purchaser and the Company have caused their respective signature pages to this Amendment to be duly executed as of the date first written above.

COMPANY:

CO-DIAGNOSTICS, INC.

By:
Name:	Dwight Egan
Title:	President

[Signature Page to Amendment Amendment]

4

IN WITNESS WHEREOF, the Purchaser and the Company have caused their respective signature pages to this Amendment to be duly executed as of the date first written above.

PURCHASER:

By:
Name:
Title:

5